UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                      -----

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (date of earliest event reported)
                                 March 16, 2007

                            Holmes Master Issuer plc
                            ------------------------
           (Exact name of issuing entity as specified in its charter)
                             Holmes Funding Limited
                            ------------------------
              (Exact name of depositor as specified in its charter)
                               Abbey National plc
                            ------------------------
               (Exact name of sponsor as specified in its charter)

       England and Wales             333-139944             N/A
  (State or other jurisdiction       (Commission       (IRS Employer
       of incorporation)            File Number)        ID Number)

               Abbey National House
                 2 Triton Square
                  Regent's Place
                      London                               NW1 3AN
-------------------------------------------------------------------------------
(Address of principal executive offices)                  (Zip Code)

Registrant's Telephone Number,                        +44 (0)20 7612 4000
including area code:                                  --------------------

                                    No Change
        ---------------------------------------------------------------
          (Former name or former address, if changed since last report)



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      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


      [BOX] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [BOX] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [BOX] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

      [BOX] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 8.01.  Other Events
------------------------

      Pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K, Holmes Funding Limited is filing a prospectus and a preliminary prospectus supplement dated March 16, 2007 (the "Prospectus Supplement") with the Securities and Exchange Commission (the "Commission") relating to the Issue 2007-1 Series 1 Class A1, Series 2 Class A, Series 3 Class A1, Series 4 Class A, Series 1 Class B1, Series 2 Class B1, Series 2 Class M1, Series 1 Class C1 and Series 2 Class C1 Notes to be issued by Holmes Master Issuer plc (the "Notes").

      The consolidated financial statements of Deutsche Bank Aktiengesellschaft ("Deutsche Bank") and its subsidiaries as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005, which were prepared in accordance with U.S. generally accepted accounting principles, and included in, or as exhibits to, Deutsche Bank's Annual Report on Form 20-F for the year ended December 31, 2005 (which was filed with the Commission on March 23, 2006) (the "Deutsche Bank Financial Statements"), are incorporated by reference in the preliminary prospectus supplement relating to the Notes. The Deutsche Bank Financial Statements are incorporated by reference in the preliminary prospectus supplement relating to the Notes on reliance upon the audit report of KPMG Deutsche Treuhand-Gesellschaft Aktiengesellschaft Wirtschaftsprufungsgesellschaft, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

      The consolidated statements of financial condition of Credit Suisse
(USA), Inc. and subsidiaries ("CSUSA") as of December 31, 2005 and 2004, and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the years in the three-year period ended December 31, 2005, which appear in CSUSA's Annual Report on Form 10-K for the year ended December 31, 2005 filed with the Commission on March 20, 2006 are incorporated by reference in this Form 8-K and in the Prospectus Supplement.

      The condensed consolidated statement of financial condition of CSUSA as of September 30, 2006, the related condensed consolidated statements of income for the three and nine-month periods ended September 30, 2006 and 2005, and the related condensed consolidated statements of changes in stockholder's equity and cash flows for the nine-month periods ended September 30, 2006 and 2005 contained in CSUSA's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2006, filed with the SEC on November 14, 2006 are incorporated by reference in this Form 8-K and in the Prospectus Supplement.

      In connection with the issuance of the Notes, the Registrant is filing herewith the consent of KPMG LLP ("KPMG") to their being referred to as "Experts" in the Prospectus Supplement and the incorporation by reference of their report on the consolidated statements of financial condition of CSUSA, as of December 31, 2005 and 2004, and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the years in the three-year period ended December 31, 2005 in the Prospectus Supplement referred to above related to the issuance of the Notes. The consent of KPMG is attached hereto as Exhibit 23.2.

      The consolidated financial statements of HSBC USA Inc. and its subsidiaries incorporated by reference in the Prospectus Supplement described above by reference to the

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Annual Report on Form 10-K of HSBC USA Inc. for the year ended December 31,
2006 shall be deemed to be incorporated by reference in the Prospectus Supplement as defined above and to be a part thereof from the respective dates of filing such document for SEC purposes only.

      In connection with the issuance of the Notes, the Registrant is filing herewith the consent of KPMG LLP ("KPMG") to their being referred to as "Experts" in the Prospectus Supplement and the incorporation by reference of their report on the consolidated statements of financial condition of HSBC USA Inc., as of December 31, 2006 and 2005, and for each of the years in the three-year period ended December 31, 2006 in the Prospectus Supplement referred to above related to the issuance of the Notes. The consent of KPMG is attached hereto as Exhibit 23.3.

      The consolidated financial statements of UBS AG and its subsidiaries incorporated by reference in the Prospectus Supplement described above by reference to the Annual Report on Form 20-F of UBS AG for the year ended December 31, 2005 and the Interim Report on Form 6-K of UBS AG dated June 2, 2006 have been so incorporated in reliance upon the audit report dated March 2, 2006 (except for the impact on the consolidated financial statements of the reclassification of Motor Columbus as a discontinued operation subsequent to its sale on March 23, 2006 as described in note 38 to the consolidated financial statements, as to which the date of the audit report is June 2, 2006) of Ernst & Young Ltd., independent registered public accounting firm, given upon the authority of said firm as experts in auditing and accounting.

In connection with the issuance of the Notes, the Registrant is filing herewith the consent of Ernst & Young Ltd to their being referred to as "Experts" in the Prospectus Supplement and the incorporation by reference of their report on the consolidated statements of financial condition of UBS AG for the year ended December 31, 2005 in the Prospectus Supplement referred to above related to the issuance of the Notes. The consent of Ernst & Young Ltd is attached hereto as
Exhibit 23.4.

Item 9.01.  Financial Statements and Exhibits.
----------------------------------------------

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Not applicable.

      (d)   Exhibits:

            23.1  Consent of KPMG Deutsche Treuhand-Gesellschaft
                  Aktiengesellschaft Wirtschaftsprufungsgesellschaft,
                  independent registered public accounting firm of Deutsche Bank Aktiengesellschaft.

            23.2 Consent of KPMG LLP, independent registered public accounting firm of Credit Suisse (USA), Inc.

            23.3 Consent of KPMG LLP, independent registered public accounting firm of HSBC USA Inc.

            23.4 Consent of Ernst & Young Ltd, independent registered public accounting firm of UBS AG.





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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HOLMES FUNDING LIMITED,



                                   By: /s/ Martin McDermott
                                       ---------------------
                                       Name: Martin McDermott
                                       Title:   Director



Dated:  March 16, 2007






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                                 EXHIBIT INDEX
                                 -------------



Exhibit No.         Description
----------          -----------

23.1 Consent of KPMG Deutsche Treuhand-Gesellschaft Aktiengesellschaft Wirtschaftsprufungsgesellschaft, independent registered public accounting firm of Deutsche Bank Aktiengesellschaft

23.2                Consent of KPMG LLP,
                    independent registered public accounting firm of Credit Suisse (USA), Inc.

23.3                Consent of KPMG LLP,
                    independent registered public accounting firm of HSBC USA Inc.

23.4                Consent of Ernst & Young Ltd,
                    independent registered public accounting firm of UBS AG









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                                                                   EXHIBIT 23.1



            Consent of Independent Registered Public Accounting Firm


To the Supervisory Board of
Deutsche Bank Aktiengesellschaft:

We consent to the incorporation by reference in the Registration Statement (No. 333-139944) of Holmes Master Issuer Plc (Issue of Series 2007-1 Notes) of our audit report dated March 9, 2006 with respect to the consolidated balance sheets of Deutsche Bank Aktiengesellschaft and subsidiaries (the "Company") as of December 31, 2005 and 2004, and the related consolidated statements of income, comprehensive income, changes in shareholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2005, and to the reference to our firm under the heading "Independent Registered Public Accounting Firm" in the prospectus supplement.

Our audit report refers to the fact that the Company adopted FASB Interpretation No. 46 "Consolidation of Variable Interest Entities" and Statement of Financial Accounting Standards No. 150 "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity" during 2003.


/s/ KPMG Deutsche Treuhand-Gesellschaft Aktiengesellschaft
Wirtschaftsprufungsgesellschaft


Frankfurt am Main (Germany)
March 16, 2007

                                                                   EXHIBIT 23.2


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder
Credit Suisse (USA), Inc.:

We consent to the use of our report dated March 20, 2006, with respect to the consolidated statements of financial condition of Credit Suisse (USA), Inc. and subsidiaries as of December 31, 2005 and 2004, and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the years in the three-year period ended December 31, 2005, which report is incorporated by reference in the preliminary prospectus supplement dated March 16, 2007 forming part of the registration statement on Form S-3 (No. 333-139944) and to the reference to our firm under the heading "Independent Registered Public Accounting Firm" in such preliminary prospectus supplement.

Our report refers to changes in accounting for share-based compensation and variable interest entities.


/s/ KPMG LLP

New York, New York
March 16, 2007

                                                                   EXHIBIT 23.3


           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
HSBC USA Inc.:


We consent to the incorporation by reference in the registration statement (No. 333-139944, 333-139944-01) on Form S-3 of Holmes Funding Ltd. of our report dated March 5, 2007, with respect to the consolidated balance sheets of HSBC USA Inc. and subsidiaries as of December 31, 2006 and 2005, and the related consolidated statements of income, changes in shareholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2006, and the consolidated balance sheets of HSBC Bank USA, National Association and subsidiaries as of December 31, 2006 and 2005, which report appears in the 2006 HSBC USA Inc. Annual Report on Form 10-K, and to the reference to our firm under the heading "Experts" in the prospectus.


/s/ KPMG LLP

New York, New York

March 16, 2007

                                                                   EXHIBIT 23.4


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm as experts and to the use of our report dated 2 March 2006, relating to the financial statements of UBS AG, except for the impact on the consolidated financial statements of the reclassification of Motor Columbus as a discontinued operation subsequent to its sale on 23 March 2006 as described in note 38 to the consolidated financial statements, as to which the date is 2 June 2006, as published, to be included in the preliminary Prospectus Supplement relating to the issue 2007-1 series 1 class A1 notes, issue 2007-1 series 2 class A notes, issue 2007-1 series 3 class A1 notes, issue 2007-1 series 4 class A notes, issue 2007-1 series I class B1 notes, issue 2007-1 series 2 class B1 notes, issue 2007-1 series 2 class M1 notes, issue 2007-1 series 1 class C1 notes and issue 2007-1 series 2 class C2 notes (the "offered notes") which are part of the issue 2007-1 issuance of notes by Holmes Master Issuer plc, to be dated on or around 15 March 2007, in the form and context in which it is included.



Ernst & Young Ltd

/s/ Andrew McIntyre                        /s/ Dr. Andreas Blumer

Andrew McIntyre                            Dr. Andreas Blumer
Chartered Accountant                       Swiss Certified Accountant
(in charge of the audit)

Zurich, Switzerland

                                 15 March 2007